Summary prospectus

Fixed income mutual fund

Delaware Ivy California Municipal High Income Fund

(formerly, Ivy California Municipal High Income Fund)

Nasdaq ticker symbols
Class A	IMHAX
Class C	IMHCX
Class I	IMHIX
Class Y	IMHYX

January 28, 2022

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at ivyinvestments.com/prospectus. You can also get this information at no cost by calling 888 923-3355. The Fund’s statutory prospectus and statement of additional information, both dated January 28, 2022 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy California Municipal High Income Fund

(formerly, Ivy California Municipal High Income Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy California Municipal High Income Fund seeks to provide a high level of current income that is not subject to Federal and California income tax.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%		none		none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none
Maximum account fee	none		none		none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		Y
Management fees	0.52%		0.52%		0.52%		0.52%
Distribution and service (12b-1) fees	0.25%		1.00%		none		0.25%
Other expenses	0.56%		0.58%		0.69%		0.68%
Total annual fund operating expenses	1.33%		2.10%		1.21%		1.45%
Fee waivers and expense reimbursements	(0.53%)	[2]	(0.45%)	[2]	(0.61%)	[2]	(0.65%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.80%		1.65%		0.60%		0.80%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.80% for Class A shares; 1.65% for Class C shares; 0.60% for Class I shares; and 0.80% for Class Y shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	Y
1 year	$528	$168	$61	$82
3 years	$803	$615	$324	$395
5 years	$1,098	$1,088	$606	$730
10 years	$1,935	$2,198	$1,412	$1,679

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy California Municipal High Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of municipal securities with income payments that are exempt from Federal and California income taxes. These municipal securities primarily include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations. It is possible that up to 20% of the Fund’s net assets may be in securities that pay taxable income. A significant portion of the current income paid by the Fund may be a tax preference item for purposes of the Federal alternative minimum tax (AMT) (Tax Preference Item). (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

The Fund typically invests at least 50% of its total assets in medium- and lower-quality municipal securities that include securities rated BBB+ by Standard & Poor’s (S&P) or similarly rated by another

Summary prospectus
Delaware Ivy California Municipal High Income Fund

nationally recognized statistical rating organization (NRSRO) or, if unrated, in the Manager’s opinion, that are equivalent in quality. Such investments include non-investment grade debt securities, commonly called “high yield” or “junk” bonds, which typically are rated BBB- or lower by S&P or comparably rated by another NRSRO or, if unrated, of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade bonds.

The Fund may invest in higher-quality municipal securities at times when yield spreads are narrow and the Manager believes that the higher yields do not justify the increased risk, and/or when, in the opinion of the Manager, there is a lack of medium and lower-quality securities in which to invest.

After conducting a top-down (assessing the market environment) analysis, the Manager uses a research-oriented, bottom-up (researching individual issuers) credit-by-credit investment approach. The Manager considers a number of factors in selecting individual securities for the Fund’s portfolio, including the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, and the structure of the security, including whether it has a call feature.

The Fund primarily invests in revenue bonds: revenue bonds are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

The Fund may invest in PABs in general, in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education, transportation and special tax sectors, and in municipal securities of issuers located in the same geographical area.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund, including consideration of the security’s current credit quality. Additionally, the Manager may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments

Summary prospectus
Delaware Ivy California Municipal High Income Fund

may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy California Municipal High Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.44% for the quarter ended June 30, 2017, and its lowest quarterly return was -3.69% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 10/3/16‑12/31/21)	0.10%	3.96%	3.24%
Class A return after taxes on distributions (lifetime: 10/3/16‑12/31/21)	-0.15%	3.89%	3.15%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 10/3/16‑12/31/21)	1.09%	3.60%	3.00%
Class C return before taxes (lifetime: 10/3/16‑12/31/21)	1.77%	3.62%	2.89%
Class I return before taxes (lifetime: 10/3/16‑12/31/21)	2.83%	4.69%	3.95%
Class Y return before taxes (lifetime: 10/3/16‑12/31/21)	2.63%	4.48%	3.74%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/3/16‑12/31/21)*	1.52%	4.17%	3.26%
Bloomberg Municipal High Yield Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/3/16‑12/31/21)*	7.77%	7.53%	5.93%

* The Fund changed its primary broad-based securities index to the Bloomberg Municipal Bond Index as of November 15, 2021.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Summary prospectus
Delaware Ivy California Municipal High Income Fund

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	November 2021
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	November 2021
Jake van Roden	Managing Director, Senior Portfolio Manager	November 2021

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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IVSUM-IMHAX 1/22